UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 10, 2017

DAVITA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 16th Street
Denver, CO 80202
(Address of principal executive offices including Zip Code)
(303) 405-2100
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 10, 2017, the Board of Directors of DaVita Inc. (the “Company”) increased the authorization under the Company’s share repurchase program to an aggregate of $1,500,000,000 in repurchasing authority (the “New Repurchase Program”). The amount of shares of common stock authorized to be repurchased under the New Repurchase Program includes the amount remaining under the Company’s existing stock repurchase program (the “Existing Repurchase Program”) authorized on July 13, 2016. The Existing Repurchase Program and the New Repurchase Program do not have an expiration date and do not obligate the Company to purchase any shares. Repurchases under the New Repurchase Program and the Existing Repurchase Program may take place in the open market or privately negotiated transactions, including without limitation, accelerated share repurchase transactions, derivative transactions, tender offers, under Rule 10b5-1 plans or any combination of the foregoing. There can be no assurance as to the precise number of shares that will be repurchased under the Existing Repurchase Program or the New Repurchase Program, the aggregate dollar amount of the shares purchased, or the ultimate disposition of the shares purchased (re-issued, retained in treasury and/or retired). Depending on market conditions, regulatory, legal and contractual requirements and other factors, repurchases may be made at any time or from time to time, without prior notice. The Company may suspend or discontinue the Existing Repurchase Program and/or the New Repurchase Program, or increase or decrease the amount of shares authorized to be repurchased thereunder, at any time.
This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future. These forward-looking statements include statements regarding anticipated repurchasing transactions, and the Company's future operations, financial condition and prospects. These statements can sometimes be identified by the use of forward-looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause the Company's actual results to differ materially from those described in the forward-looking statements, including, but not limited to the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and subsequent quarterly reports on Form 10-Q. These forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 10, 2017	By:	/s/ Samantha A. Caldwell
Samantha A. Caldwell
Corporate Secretary